UNAUDITED PRO FORMA FINANCIAL INFORMATION
On August 31, 2021, NexTier Completion Solutions Inc., a Delaware corporation (the “Purchaser”), and wholly-owned subsidiary of NexTier Oilfield Solutions, Inc., a Delaware corporation (“NexTier”), completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding capital stock of Alamo Pressure Pumping, LLC, a Texas limited liability company (“APP”) pursuant to a stock purchase agreement (“Purchase Agreement”), dated as of August 4, 2021, by and among NexTier, the Purchaser, APP, and Alamo Frac Holdings, LLC (“Alamo”), a Texas limited liability company.
The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheets of NexTier and APP, giving effect to the Acquisition as if it had been consummated on June 30, 2021. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 combine the historical consolidated statements of operations of NexTier and of Alamo, giving effect to the Acquisition as if it had been consummated on January 1, 2020.
The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information.
Adjustments included in the unaudited pro forma condensed consolidation financial statements include:
•the separation of the operations, assets and liabilities of APP from those of Alamo to reflect the business that was acquired (“APP acquired business adjustments”); and
•the impact of transactions contemplated by the Purchase Agreement and accounting policy adjustments to conform APP’s policies to those of NexTier (“Transaction accounting adjustments”)
In addition, the unaudited pro forma financial information does not reflect the costs of any integration activities or benefits that may result from the realization of future cost savings from operating efficiencies.
The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position would have been had the Acquisition occurred on the dates presented, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2021
(in thousands)

	Historical
	NexTier	Alamo	APP acquired business adjustments (Note1)	Transaction accounting adjustments (Note3)		Pro Forma Combined
Assets:
Current assets:
Cash and cash equivalents	$250,436	$11,819	$25	$(100,001)	A	$162,279
Trade and other accounts receivable, net	157,743	54,564	(4,968)	5,814	M	213,153
Related party receivables	-	993	4,821	(5,814)	M	-
Inventories, net	30,974	1,789	-	-		32,763
Assets held for sale	1,516	-	-	-		1,516
Prepaid and other current assets	50,437	3,374	-	-		53,811
Total current assets	491,106	72,539	(122)	(100,001)		463,522
Operating lease right-of-use assets	26,704	41	-	-		26,745
Finance lease right-of-use assets	630	24,445	-	-		25,075
Property and equipment (net of accumulated depreciation)	462,447	140,807	-	(25,527)	E	577,727
Oil and gas properties, net		9,598	(9,598)	-		-
Asset retirement cost		-	-	-		-
Goodwill	104,931	-	-	73,270	D	178,201
Intangible assets (net of accumulated amortization)	45,843	606	-	26,507	F	72,956
Other noncurrent assets	5,881	3,767	6,531	(6,531)	H	9,648
Total assets	$1,137,542	$251,803	$(3,189)	$(32,282)		$1,353,874

Liabilities and Equity:
Liabilities
Current liabilities:
Accounts payable	$122,888	$44,754	$(4,972)	$-		$162,670
Accrued expenses	140,243	14,732	(32)	11,011	G	165,954
Asset retirement obligation	-	19	(19)	-		-
Customer contract liabilities	2,546	-	-	30,000	C	32,546
Current maturities of long-term operating lease liabilities	11,497	41	-	-		11,538
Current maturities of long-term finance lease liabilities	380	7,966	-	-		8,346
Line of credit	2,282	938	-	(938)	I	2,282
Current maturities of long-term debt	-	13,414	(850)	(2,058)	I	10,506
Other current liabilities	2,747	-	-	6,343	K	9,090
Total current liabilities	282,583	81,864	(5,873)	44,358		402,932
Long-term operating lease liabilities, less current maturities	21,145	-	-	-		21,145
Long-term finance lease liabilities, less current maturities	209	14,811	-	-		15,020

Long-term debt, net of unamortized deferred financing costs and unamortized debt discount, less current maturities	332,124	18,039	-	(17,718)	I	332,445
Other noncurrent liabilities	19,748	-	-	3,080	J	22,828
Total noncurrent liabilities	373,226	32,850	-	(14,638)		391,438
Total liabilities	655,809	114,714	(5,873)	29,720		794,370
Equity
Owners' equity	-	107,126	-	(107,126)	L	-
Common stock, par value $0.01 per share	2,157	-	-	260	B	2,417
Paid-in capital in excess of par value	998,628	-	-	82,063	B	1,080,691
Retained earnings (deficit)	(508,024)	29,963	2,684	(37,199)	L	(512,576)
Accumulated other comprehensive loss	(11,028)	-	-	-		(11,028)
Total equity	481,733	137,089	2,684	(62,002)		559,504
Total liabilities and equity	$1,137,542	$251,803	$(3,189)	$(32,282)		$1,353,874

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2021
(in thousands, except per share amounts)

	Historical
	NexTier	Alamo	APP acquired business adjustments (Note 1)	Transaction accounting adjustments (Note 3)		Pro Forma Combined
Revenue	$520,547	$149,476	$-	$-		$670,023
Oil and gas revenues		2,530	(2,530)	-		-
Total revenues	520,547	152,006	(2,530)	-		670,023
Operating costs and segments:
Cost of services	487,037	132,304	(1,693)	(21,964)	A	595,684
Depreciation and amortization	86,539	-	-	20,182	B	106,721
Selling, general and administrative expenses	36,803	5,114	(405)	-		41,512
Merger and integration	178	-	-	-		178
Gain on disposal of assets	(6,609)	8	-	-		(6,601)
Impairment expense		-	-	-		-
Total operating costs and expenses	603,948	137,426	(2,098)	(1,782)		737,494
Operating income (loss)	(83,401)	14,580	(432)	1,782		(67,471)
Other income (expense):
Other income (expense), net	8,528	-	-	-		8,528
Interest expense, net	(9,932)	(2,853)	(39)	2,334	C	(10,490)
Total other expense	(1,404)	(2,853)	(39)	2,334		(1,962)
Loss before income taxes	(84,805)	11,727	(471)	4,116		(69,433)
Income tax expense	(1,478)	-	-	(988)	D	(2,466)
Net income (loss)	$(86,283)	$11,727	$(471)	$3,128		$(71,899)

Net income (loss) per share (Note 4):
Basic net loss per share	$(0.4)					$(0.3)
Diluted net loss per share	$(0.4)					$(0.3)

Weighted average shares outstanding: basic	215,278			26,000		241,278
Weighted average shares outstanding: diluted	215,278			26,000		241,278

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(in thousands, except per share amounts)

	Historical
	NexTier	Alamo	APP acquired business adjustments (Note 1)	Transaction accounting adjustments (Note 3)		Pro Forma Combined
Revenue	$1,202,581	$248,761	$-	$-		$1,451,342
Oil and gas revenues		4,502	(4,502)	-		-
Total revenues	1,202,581	253,263	(4,502)	-		1,451,342
Operating costs and segments:
Cost of services	1,032,574	225,845	(4,977)	(42,413)	A	1,211,029
Depreciation and amortization	302,051	-	-	38,748	B	340,799
Selling, general and administrative expenses	144,147	10,880	(810)	-		154,217
Merger and integration	32,539	-	-	4,551	C	37,090
Gain on disposal of assets	(14,461)	(1,291)	-	-		(15,752)
Impairment expense	37,008	-	-	-		37,008
Total operating costs and expenses	1,533,858	235,434	(5,787)	886		1,764,391
Operating income (loss)	(331,277)	17,829	1,285	(886)		(313,049)
Other income (expense):
Other income (expense), net	6,516	984	-	-		7,500
Interest expense, net	(20,652)	(6,935)	2	4,090	D	(23,495)
Total other expense	(14,136)	(5,951)	2	4,090		(15,995)
Loss before income taxes	(345,413)	11,878	1,287	3,204		(329,044)
Income tax expense	(1,470)	-	-	(769)	E	(2,239)
Net income (loss)	$(346,883)	$11,878	$1,287	$2,435		$(331,283)

Net income (loss) per share (Note 4):
Basic net loss per share	$(1.62)					$(1.38)
Diluted net loss per share	$(1.62)					$(1.38)

Weighted average shares outstanding: basic	213,795			26,000		239,795
Weighted average shares outstanding: diluted	213,795			26,000		239,795

Note 1. APP Acquired Business Adjustments
The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma condensed combined financial information to show the effects of separating the operations, assets, and liabilities of APP from Alamo in order to reflect the business that was acquired as part of the Acquisition.
Note 2. Purchase Price Allocation
Consideration
The table below represents the consideration transferred to acquire APP (in thousands):

Cash Consideration	$ 100,000
Equity Consideration	82,323
Post close services	30,000
Contingent Consideration	15,944
Total	228,267
Less: Cash acquired	(11,844)
Total purchase consideration	$ 216,423
Fair Value Estimate of Assets Acquired and Liabilities Assumed
The table below represents management’s preliminary estimate of the fair values of APP’s tangible and intangible assets acquired and liabilities assumed as of June 30, 2021 (in thousands):

Assets Acquired:
Trade and other accounts receivable	$ 55,410
Inventories	1,789
Prepaid and other current assets	3,374
Property and equipment	115,280
Operating lease right-of-use assets	41
Financing lease right-of-use assets	24,445
Intangible assets	27,113
Other noncurrent assets	3,767
Total identifiable assets acquired	$ 231,219
Liabilities Assumed:
Accounts payable	$ 39,782
Accrued expenses	14,639
Short term lease liability	8,007
Long term lease liability	14,811
Current maturities of long-term debt	10,506
Long-term debt, net of current maturities	321
Total liabilities assumed	88,066
Goodwill	73,270
Net assets acquired	$ 216,423
The acquisition method of accounting incorporates fair value measurements that can be highly subjective, and it is possible the application of reasonable judgment could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances.

Note 3. Transaction Accounting Adjustments
Transaction accounting adjustments reflect the adjustments necessary to account for the Acquisition. The accompanying unaudited pro forma condensed combined financial statement information has been prepared using the acquisition method of accounting. Accordingly, acquired identifiable assets and assumed liabilities of APP are presented based on preliminary fair values. We have not elected to provide any forward-looking information of NexTier or APP.
We have also reviewed APP’s accounting policies to determine whether any adjustments were necessary to ensure comparability in the unaudited pro forma condensed combined financial information. As a private company, APP had not adopted ASC 842 for the year ended December 31, 2020. As such, we performed a preliminary assessment of the adoption of ASC 842 for the year ended December 31, 2020 as a part of reflecting adjustments to account for the Acquisition in the pro forma financial information. For the pro forma condensed combined statement of operations, adjustments primarily reflect the estimated pro forma impact of certain leases historically classified as operating leases to be classified as finance leases.
APP capitalizes and depreciates certain short-lived components (fluid ends with average useful lives of three months) while NexTier expenses these components when put in service. The unaudited pro forma condensed balance sheet as of June 30, 2021 and statements of operations for the six months ended June 30, 2021 and year ended December 31, 2020 have been adjusted to reflect APP’s adoption of NexTier’s policy for these short-lived components.
Balance Sheet Adjustments
A.The table below represents the adjustment to cash (in thousands):

Cash consideration	$(100,000)
Miscellaneous buyer costs paid at close	(1)
Total	$(100,001)
B.Represents preliminary fair value of equity consideration included in consideration transferred.
C.Represents the adjustment to recognize the preliminary fair value of the post-close services included in consideration transferred.
D.Represents the adjustment to historical goodwill to reflect the excess of consideration transferred over the preliminary fair value of the acquired identifiable assets and assumed liabilities.
E.Represents the adjustment to reflect the preliminary fair value of property and equipment acquired.
F.Represents the adjustment to reflect the preliminary fair value of intangible assets acquired. The following table summarizes the components of the preliminary fair value of intangible assets acquired and their estimated useful lives:

	Fair Value (in thousands)	Estimated Useful Life (in years)
Trademarks	2,409	1.5
Non-Compete Agreements	1,310	3.0
Customer Relationships	23,394	7.3
Total fair value	$ 27,113
Historical	606
Pro forma adjustment	$ 26,507

G.Represents the following adjustments to accrued expenses (in thousands):

Elimination of APP historical accrued interest that was paid off as part of the Acquisition	$(61)
Recognition of the portion of contingent consideration recorded in accrued expenses	6,521
Accrual of transaction costs incurred after June 30, 2021	4,551
Total	$11,011
H.Represents the adjustment to other noncurrent assets to eliminate APP’s investment in subsidiary.
I.Represents the elimination of APP’s historical debt that was paid off as part of the Acquisition.
J.Represents the adjustment to other noncurrent assets to recognize the preliminary fair value of the long-term portion of contingent consideration.
K.Represents the adjustment to recognize the preliminary fair value of the short-term portion of contingent consideration.
L.Represents the adjustments to equity as follows:
•Owners’ equity – elimination of APP’s historical owners’ equity.
•Retained earnings – represents the following adjustments (in thousands):

Elimination of historical retained earnings	$(32,647)
Accrual of transaction costs incurred after June 30, 2021	(4,552)
Total	$(37,199)
M.Represents the reclassification of APP’s related party receivables to trade and other accounts receivable.
Statement of Operations Adjustments
For the six months ended June 30, 2021
A.Represents the following adjustments to cost of services (in thousands):

Adjustment to cost of services related to reclass of historical depreciation and amortization from cost of services to conform to NexTier's presentation	$(21,896)
Decrease to cost of services related to APP’s adoption of NexTier’s accounting policy for short-lived components	(68)
Total	$(21,964)

B.Represents the following adjustments to depreciation and amortization (in thousands):

Adjustment to depreciation and amortization related to reclass of historical depreciation and amortization from cost of services to conform to NexTier's presentation	$21,896
Decrease to depreciation related to the preliminary fair value of property and equipment acquired	(4,258)
Increase to amortization related to the preliminary fair value of intangible assets acquired	2,544
Total	$20,182

C.Represents the adjustment to interest expense to eliminate APP’s historical interest expense on debt paid off as part of the Acquisition.
D.Represents the income tax impact of the transaction accounting adjustments at a blended statutory rate of 24%.
For the year ended December 31, 2020
A.Represents the following adjustments to cost of services/revenue (in thousands):

Adjustment to cost of services related to reclass of historical depreciation and amortization from cost of services to conform to NexTier's presentation	$(35,951)
Decrease to cost of services related to acquired leases classified as finance leases	(5,728)
Decrease to cost of services related to APP’s adoption of NexTier’s accounting policy for short-lived components	(734)
Total	$(42,413)

B.Represents the following adjustments to depreciation and amortization (in thousands):

Adjustment to depreciation and amortization related to reclass of historical depreciation and amortization from cost of services to conform to NexTier's presentation	$35,951
Increase to depreciation related to acquired leases classified as finance leases	3,157
Decrease to depreciation related to the preliminary fair value of property and equipment acquired	(5,568)
Increase to amortization related to the preliminary fair value of intangible assets acquired	5,208
Total	$38,748

C.Represents the adjustment to merger and integration related to buyer’s transaction costs. These costs will not affect the Company's income statement beyond 12 months after the acquisition date.
D.Represents the following adjustments to interest expense (in thousands):

Increase to interest expense related to acquired leases classified as finance leases	$(2,762)
Elimination of APP’s historical interest expense related to debt paid off as part of the Acquisition	6,852
Total	$4,090
E.Represents the income tax impact of the transaction accounting adjustments at a blended statutory rate of 24%.
Note 4. Pro Forma Earnings Per Share
The following table details the computation of pro forma basic and diluted pro forma earnings (loss) per share (in thousands, except per share amounts):

	Year ended December 31, 2020	Six months ended June 30, 2021
Numerator:
Pro forma net loss	$(331,283)	$(71,899)

Denominator:
Basic weighted-average shares outstanding	239,795	241,278
Diluted weight-average shares outstanding	239,795	241,278

Pro forma basic loss per share	$(1.38)	$(0.30)
Pro forma diluted loss per share	$(1.38)	$(0.30)